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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2007

Rhapsody Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52203	20-4743916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0 East 53rd Street, 35th Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 319-7676

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 13, 2007, the Board of Directors of Rhapsody Acquisition Corp. (the “Corporation”) approved an amendment to the Corporation’s Bylaws to facilitate direct share registration of the Corporation’s common stock. Direct Share Registration allows a shareholder to be registered directly on the books of the transfer agent without the need of a physical certificate to evidence the security ownership and allows shareholders to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The Corporation’s Bylaws, as amended by the Corporation’s Board of Directors and effective on November 13, 2007, are attached hereto as Exhibit 3.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Bylaws, as amended, of the Corporation, effective as of November 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2007	RHAPSODY ACQUISITION CORP.

	By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

3.1	Bylaws, as amended, of the Corporation, effective as of November 13, 2007.